Exhibit 99.1

Date:                       March 19, 2007

To:                          All Employees

From:                      Tim Tuff

Re:                          Update on the Acquisition — Harland Shareholders Meeting

In our initial communications about M&F Worldwide acquiring Harland, we mentioned that the acquisition and subsequent merger of the two companies was contingent on the customary regulatory approval as well as the approval of Harland’s shareholders.

The regulatory review is ongoing.  A special meeting of Harland’s shareholders has been called to vote on the proposed acquisition.  The meeting will be held March 28.  The proxy for the meeting can be found on the Harland Web site or by clicking here:  http://phx.corporate-ir.net/phoenix.zhtml?c=80000&p=irol-IRHome.

That’s it for now.  Thank you for continuing to focus on your customers’ needs as we go through this process.  It is appreciated.

Additional Information and Where to Find It

In connection with the proposed merger and required stockholder approval, Harland has filed a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, AND ANY OTHER RELEVANT MATERIALS FILED BY HARLAND, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT HARLAND AND THE MERGER.  Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission, at its website at www.sec.gov.  In addition, the documents filed by Harland with the Securities and Exchange Commission may be obtained free of charge by contacting Harland at: John H. Harland Company, Attn: Henry R. Bond, Vice President, Investor Relations, Box 105250, Atlanta, Georgia 30348; Telephone: 770-593-5697.  Harland’s filings with the Securities and Exchange Commission are also available on Harland’s website at www.harland.net.

Participants in the Solicitation

Harland and its officers and directors may be deemed to be participants in the solicitation of proxies from Harland’s shareholders with respect to the merger.  Information about Harland’s executive officers and directors and their ownership of Harland’s shares is set forth in the proxy statement for Harland’s 2006 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 27, 2006.  Investors

and security holders may obtain more detailed information regarding the direct and indirect interests of Harland and its respective executive officers and directors in the merger by reading the proxy statement that Harland filed with the Securities and Exchange Commission.

Safe Harbor Statement

This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate” or similar expressions.  Examples of forward-looking statements in this document include, but are not limited to, statements regarding the proposed acquisition of Harland by M&F Worldwide.  These forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those contemplated by such forward-looking statements.  Such risks and uncertainties include: the results of the review of the proposed merger by regulatory agencies, and any conditions imposed in connection with consummation of the merger; approval of the merger by the shareholders of Harland; satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks described from time to time in Harland’s filings with the Securities and Exchange Commission, including the risk factors identified in Harland’s annual report on Form 10-K for the year ended December 31, 2005.  Harland believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements which are based on current expectations.  Furthermore, forward-looking statements speak only as of the date they are made and Harland undertakes no obligation to update publicly any of these statements in light of new information or future events.